Beneficial Owner Certification


                           H&Q HEALTHCARE INVESTORS


                       Non-Transferable Rights Offering


The undersigned, a bank, broker or other nominee holder of Rights to purchase shares of beneficial interest of H&Q Healthcare Investors, pursuant to the Rights Offering (the "Offer") described and provided for in the Trust's Prospectus, dated February 7, 1997 (the "Prospectus"), hereby certifies to H&Q Healthcare Investors and to State Street Bank and Trust Company, as Subscription Agent of the Rights Offering, that for each numbered line filled in below, the undersigned has purchased, on behalf of the beneficial owner thereof (which may be the undersigned), the number of shares specified on such line pursuant to the Primary Subscription (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional shares of beneficial interest, pursuant to the Over-Subscription Privilege (as defined in the Prospectus), in the amount set forth in the third column of such line:

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               I                               II                                  III
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                                  Number of Shares Purchased       Number of Shares Requested Pursuant
      Record Date Shares       Pursuant to Primary Subscription      to Over-Subscription Privilege
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Total                          Total                                 Total
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

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Name of Nominee Holder


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By: (Name)                                    Title                       Date

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Provide the following information if applicable.

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Depository Trust Company (DTC) Participant Number         DTC Basic Subscription
                                                          Confirmation Number

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Contact Name                           Phone Number       Facsimile Number


Any questions regarding this form or the Offer may be directed to the Information Agent, Shareholder Communications Corporation, at
(800) 733-8481, extension 352.